CERTIFICATION

                             Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002

         The undersigned, the Chief Financial Officer of Mercantile Absolute Return Fund (the "Fund"), with respect to the Fund's Form N-CSR for the period ended September 30, 2006 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

         1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: November 29, 2006

                                                       /s/ Michael D. Daniels
                                                       ---------------------
                                                       Michael D. Daniels